UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2017

STIFEL FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-09305	43-1273600
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Financial Plaza

501 North Broadway

St. Louis, Missouri 63102-2102

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (314) 342-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 4, 2017, Stifel Financial Corp. (the “Company”) completed the sale of $200,000,000 aggregate principal amount of the Company’s 5.20% Senior Notes due 2047 (the “Notes”). The Notes were registered for offer and sold pursuant to an effective Registration Statement on Form S-3 (File No. 333-219926) declared effective by the Securities and Exchange Commission (“SEC”) on August 17, 2017 (the “Registration Statement”).

The Notes were issued pursuant to a fifth supplemental indenture, dated as of October 4, 2017 (the “Fifth Supplemental Indenture”), to the indenture, dated as of January 23, 2012 (the “Base Indenture” and, together with the Fifth Supplemental Indenture, the “Indenture”) between the Company and U.S. Bank National Association, as Trustee (the “Trustee”).

The Notes bear interest at the rate of 5.20% per annum. Interest on the Notes is payable quarterly in arrears on January 15, April 15, July 15 and October 15, commencing on January 15, 2018. The Notes will mature on October 15, 2047.

The Company may, at its option, at any time and from time to time, redeem the Notes in whole or in part on not less than 30 nor more than 60 days’ prior notice mailed to the holders of the Notes. The Notes will be redeemable at a redemption price equal to $25 per Note to be redeemed, plus accrued and unpaid interest to the date of redemption. On and after any redemption date, interest will cease to accrue on the Notes called for redemption. Prior to any redemption date, the Company is required to deposit with a paying agent money sufficient to pay the redemption price of and accrued interest on the Notes to be redeemed on such date. If the Company is redeeming less than all the Notes, the Trustee under the Indenture must select the Notes to be redeemed on a pro rata basis or by such method as the Trustee deems fair and appropriate in accordance with the procedures of The Depository Trust Company.

The Indenture contains customary event of default provisions. If an event of default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the Notes may declare the Notes to be immediately due and payable.

The public offering price of the Notes was $25 per note. The Company received net proceeds (before expenses) of approximately $193.7 million and will use such proceeds for general corporate purposes.

The foregoing description of the Base Indenture, Fifth Supplemental Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, the Fifth Supplemental Indenture and the form of Note, copies of which are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference and into the Registration Statement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Notes and the Indenture set forth in Item 1.01 is incorporated herein by reference.

Item 8.01 Other Events.

In connection with the offering of the Notes, as described in response to Item 1.01, the Company is filing this Current Report on Form 8-K to add the following exhibits to the Registration Statement: (i) the Base Indenture (Exhibit 4.1 to this Current Report on Form 8-K), (ii) the Fifth Supplemental Indenture (Exhibit 4.2 to this Current Report on Form 8-K), (iii) the form of Note (Exhibit 4.3 to this Current Report on Form 8-K) and (iv) the opinion of counsel with respect to the status of the Notes as binding obligations (Exhibit 5.1 to this Current Report on Form 8-K).

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended that are based upon the Company’s current expectations and projections about future events. The Company intends for these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and the Company is including this statement for purposes of these safe harbor provisions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. In addition, the Company’s past results of operations do not necessarily indicate the Company’s future results. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include: the ability to successfully integrate acquired companies or the branch offices and financial advisors; a material adverse change in the Company’s financial condition; the risk of borrower, depositor and other customer attrition; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values and competition; changes in accounting principles, policies or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical and technological factors affecting the Company’s operations, pricing and services. Forward-looking statements speak only as to the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. The Company disclaims any intent or obligation to update these forward-looking statements.

Item 9.01 Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

4.1	Indenture dated as of January 23, 2012, between Stifel Financial Corp. and U.S. Bank National Association, as trustee, incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K filed with the SEC on January 23, 2012.

4.2	Fifth Supplemental Indenture dated as of October 4, 2017, between Stifel Financial Corp. and U.S. Bank National Association, as trustee.

Exhibit No.	Description of Exhibit

4.3	Form of 5.20% Senior Note due 2047 (included as Exhibit A to Exhibit 4.2 above).

5.1	Opinion of Bryan Cave LLP.

23.1	Consent of Bryan Cave LLP (included in Exhibit 5.1).

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4.1	Indenture dated as of January 23, 2012, between Stifel Financial Corp. and U.S. Bank National Association, as trustee, incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K filed with the SEC on January 23, 2012.

4.2	Fifth Supplemental Indenture dated as of October 4, 2017, between Stifel Financial Corp. and U.S. Bank National Association, as trustee.

4.3	Form of 5.20% Senior Note due 2047 (included as Exhibit A to Exhibit 4.2 above).

5.1	Opinion of Bryan Cave LLP.

23.1	Consent of Bryan Cave LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: October 4, 2017	By:	/s/ James M. Zemlyak
James M. Zemlyak
President and Chief Financial Officer

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